SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 1, 2002

(Date of earliest event reported)

U S Liquids Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13259	76-0519797

State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 N. Sam Houston Parkway East, Suite 400, Houston, Texas	77060-3545

(Address of principal executive offices)	(Zip Code)

(281) 272-4500

Registrant’s telephone number, including area code

Item 5. Other Events and Regulation FD Disclosure.

     On August 1, 2002, U S Liquids Inc. (“USL”) announced that Earl J. Blackwell, its Chief Financial Officer and Senior Vice President, has terminated his employment with USL. A copy of the press release issued by USL is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Copy of U S Liquids Inc. August 1, 2002 Press Release.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U S LIQUIDS INC.

Date:	August 1, 2002	By:	/s/ Michael P. Lawlor
Michael P. Lawlor, Chief Executive Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Copy of U S Liquids Inc. August 1, 2002 Press Release.